Exhibit 99.3

Affiliated Managers Group, Inc.

Amended and Restated Policy Regarding Special Trading Procedures

You should read this Policy Regarding Special Trading Procedures, ask questions of the officer listed below if desired, and sign and return the below Acknowledgement (or, if this is provided to you with your Employee Handbook, the Acknowledgment and Agreement form in connection therewith) to, if you are an employee or director of Affiliated Managers Group, Inc., Pam Price, Director of Human Resources, or, if you are an employee of a subsidiary or affiliate of Affiliated Managers Group, Inc., to your Compliance Officer.

Policy Statement on Insider Trading

Affiliated Managers Group, Inc. (the “Company”)(1) has adopted this Policy Regarding Special Trading Procedures (the “Policy”) that applies to each director, officer and employee of the Company and each officer and employee of the Company’s subsidiaries and affiliates (collectively, “Covered Persons”).  This Policy and the Statement of Company Policy on Insider Trading (the “Statement”), which is attached to this Policy as Exhibit A and incorporated herein by reference, have been distributed or made available to all Covered Persons.  Under this Policy, a Covered Person (which may under certain circumstances include a person who was formerly a Covered Person) is forbidden from:

(i)            trading in any securities of the Company (or in options to buy such securities or other derivative securities based on such securities) on the basis of material, non-public information;

(ii)           having others trade in such securities for him or her while he or she is in possession of material, non-public information; and

(iii)          communicating (or “tipping”) to others confidential or non-public information concerning the Company or other companies.

This Policy and the Statement contain a discussion of insider trading, and this Policy describes special trading restrictions applicable to you.  You must read this Policy and the Statement, return a signed Acknowledgement and Agreement form to the person indicated above, retain the Policy and the Statement for your reference, and, upon request by the Company, re-acknowledge your understanding of and agreement to be bound by the Policy and the Statement.

(1)           The term “Company” refers to Affiliated Managers Group, Inc. and its subsidiaries and affiliates, collectively or individually, as the context requires.

Discussion:  What is “Insider Trading?”

Insider trading is, in addition to being a violation of this Policy, a violation of the federal securities laws.  The term “insider trading” is not defined in the federal securities laws, but generally is used to refer to the use of material, non-public information to trade in securities (whether or not one is an “insider” of the company that issued the securities) or the communication of material, non-public information to others who may trade on the basis of such information.

While the law concerning insider trading is not static, it is generally understood that, with respect to the Company and its securities, insiders are prohibited from doing the following:

(1)           Trading in any of the Company’s securities (including derivative securities based on the Company’s securities) while in possession of material, non-public information concerning the Company.  An example of this would be a sale of the Company’s securities at a time when a major acquisition was pending but not yet announced.

(2)           Having others trade on the insider’s behalf while the insider is in possession of material, non-public information.

(3)           Communicating non-public information concerning the Company to others who may then trade in securities of the Company or pass on the information to others who may trade in such securities.  Such conduct, also known as “tipping,” results in liability for the insider of the Company who communicated such information (even if such insider does not actually trade himself) and for the person who received the information if he acts on such information or passes it on to others who may act on it.

The elements of insider trading and the penalties for such unlawful conduct are discussed below.

1.             Who is an Insider?

The concept of “insider” is broad and generally includes any person who possesses material, non-public information about the Company and who has a duty to the Company to keep this information confidential.  In the case of the Company, “insiders” include the Covered Persons.  In addition, a person can be a “temporary insider” if he or she enters into a special confidential relationship to serve any such entity and as a result is given access to information in connection with such service.  Persons who can become temporary insiders include, among others, the Company’s attorneys, accountants, consultants and investment bankers.  The Company also reserves the right to apply this Policy and its restrictions in trading to a person who leaves the Company (or an affiliate or subsidiary of the Company) for up to six months following such person’s departure by giving notice to such person.

2.             What is Material Information?

Trading while in the possession of inside information is not a basis for liability unless the information is “material.”  Generally, information is “material” if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision, or if it is reasonably certain to have an effect on the price of an issuer’s securities.

Although there is no precise, generally accepted definition of materiality, information is likely to be “material” if it relates to:

•              Dividend or earnings results or expectations

•              Financial forecasts

•              Write-downs or write-offs of substantial assets

•              Significant additions to reserves for bad debts or contingent liabilities

•              Expansion or curtailment of significant operations

•              Major personnel changes

•              Proposals or agreements involving a joint venture, merger, acquisition, divestiture or leveraged buy-out

•              Major financing developments

•              The gain or loss of important contracts or clients

•              Criminal indictments or material civil litigation or government investigations

•              Labor disputes including strikes or lockouts

•              Substantial changes in accounting methods

•              Debt service or liquidity problems

•              Bankruptcy or insolvency

•              Extraordinary management developments

•              Public offerings or private sales of debt or equity securities

•              Calls, redemptions or purchases of securities

“Inside” information could be material because of its expected effect on the price of the issuer’s securities, the securities of another company, or the securities of several companies.  Moreover, the resulting prohibition against the misuse of “inside” information includes not only restrictions on trading in the issuer’s securities, but restrictions on trading in the securities of other companies affected by the inside information as well (e.g., in the event the issuer was in negotiations to acquire a public company).

3.             What is Non-public Information?

In order for information to qualify as “inside” information, in addition to being “material,” the information also must be “non-public.”  “Non-public” information is information that has not been made available to investors generally.  This includes information received from sources or in circumstances indicating that the information has not been circulated generally.

At such time as material, non-public information is released to the investing public, it loses its status as “inside” information.  For “non-public” information to become public information, however, it must be disseminated through recognized channels of distribution designed to reach the securities marketplace, and sufficient time must pass for the information to become available in the market.

To show that “material” information is public, it generally is necessary to point to some fact that establishes that the information has become generally available, such as disclosure by the filing of a definitive proxy statement, Form 10-Q, Form 10-K, Form 8-K or other report with the Securities and Exchange Commission (“SEC”) or disclosure by release to a national business and financial wire service (e.g., Dow Jones or Reuters), a national news service or a national newspaper (e.g., The Wall Street Journal or The New York Times).  The circulation of rumors or “talk on the street,” even if accurate, widespread and reported in the media, may not constitute the requisite public disclosure.

Material, non-public information is not made public by selective dissemination.  Material information improperly disclosed only to institutional investors or to an analyst or a favored group of analysts may retain its status as “non-public” information, the use of which is subject to insider trading laws.  Similarly, partial disclosure does not constitute public dissemination.  So long as any material component of the “inside” information has yet to be publicly disclosed, the information is deemed “non-public” and may not be traded upon.

It is the policy of the Company not to consider quarterly and annual earnings results to have been disclosed publicly until the third business day after a press release regarding such earnings (with the date of the earnings press release being counted as the first business day).  Similarly, other material information will not be considered public until the third business day after public disclosure in the manner described previously.

4.             Penalties for Insider Trading.

Penalties for trading on or communicating material non-public information are severe, both for the individuals involved in such unlawful conduct and, potentially, for their employers.  A person can be subject to some or all of the penalties below even if he does not benefit personally from the violation.  Penalties include:

•              jail sentences

•              disgorgement of profits

•              civil fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited (i.e., if the violation was one for tipping information), as well as criminal fines of up to $1,000,000

•              fines for the employer or other controlling person of the violator of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided

In addition, any violation of this Policy can be expected to result in serious sanctions by the Company, which may include dismissal of the person involved.

Special Trading Procedures

The following Special Trading Procedures are applicable to you because you are a director, officer or employee of the Company (in each such case, a “Company Insider”) or an officer or employee of a subsidiary or affiliate of the Company (in each such case, an “Affiliate Insider”) who may, by virtue of your duties or work conditions, have access to material, non-public information concerning the Company.

1.             Trading Windows and Pre-Clearance.

There are times when the Company may be aware of a material, non-public development.  Although you may not know the specifics of the development, if you engage in a trade before such development is disclosed to the public or resolved you might expose yourself and the Company to a charge of insider trading that could be costly and difficult to refute.  In addition, a trade by you during such a development could result in adverse publicity and sanctions for both the Company and you.

Therefore, you, your spouse and members of your immediate family sharing the same household may purchase or sell securities of the Company only during the “trading windows” that occur each quarter, as specified below.  In addition, if you are a Company Insider or an Affiliate Insider, you (or your spouse or member of your immediate family sharing the same household) must pre-clear your intent to trade within any “trading window” with the Company’s clearance officer, John Kingston, III (the “Clearance Officer”).

The trading windows are as follows:

For Company Insiders:

The four 45-calendar day periods that begin on the third business day after the Company’s issuance of a press release regarding quarterly or annual earnings (an ”Earnings Release”) (with the date of the Earnings Release being counted as the first business day).

For Affiliate Insiders:

The four periods that begin on the third business day after the Company’s issuance of an Earnings Release (with the date of the Earnings Release being counted as the first business day) and end on the 14th calendar day prior to the final day of the quarter in which such Earnings Release was made public.

In accordance with the procedure for waivers described below, in special circumstances a waiver may be given to allow a trade to occur outside of a trading window.

If you intend to engage in a trade during a trading window, you must first receive permission from the Clearance Officer as set forth above.(2)  The Clearance Officer may refuse to permit any transaction if he determines that such trade could give rise to a charge or appearance of insider trading.  The Clearance Officer may consult with the Company’s counsel before responding to your request.

After receiving permission to engage in a trade, you should complete your trade within 48 hours or make a new trading request.  Authorization to trade the Company’s securities during a “trading window” will not be granted if the Company has announced pending material developments.  This would occur, for example, if the Company was in discussions concerning a major acquisition during the period following an earnings release.  If the trading window ended

(2)           If John Kingston will be absent from the office or unavailable for a significant period of time, Nathaniel Dalton will handle trading requests.  In the event that each of Mr. Kingston and Mr. Dalton is absent or unavailable, Sean M. Healey will handle trading requests.

before the transaction was announced and the “blackout” was lifted, trading would next be permitted following the next quarterly earnings release.

Options and Warrants.  The exercise of an option or warrant issued to you by the Company to purchase securities of the Company for cash is not subject to the Special Trading Procedures outlined above, but the securities so acquired may not be sold except during a trading window, after authorization from the Clearance Officer has been received, and after all other requirements of this Policy have been satisfied.  The so-called “cashless exercise” of stock options through a broker is covered by the Special Trading Procedures and therefore requires pre-clearance.

Rule 10b5-1 Plans.  Pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, individuals may be able to avoid insider trading liability if the insider can demonstrate that the purchase or sale in question was made pursuant to a binding contract, instruction or written plan that satisfies the requirements of Rule 10b5-1(c) (a “10b5-1 Plan”).  You may not enter into, amend, suspend or terminate any 10b5-1 Plan except with the prior approval of the Clearance Officer.  Once you establish a 10b5-1 Plan in accordance with the foregoing, you will not need to clear in advance transactions made pursuant to the terms of the Plan and transactions under such Plan may occur at any time.

2.             Post-Trade Reporting.

You are required to report to John Kingston (the “Section 16 Officer”) any transaction in any securities of the Company by you, your spouse or any immediate family member sharing your household immediately, and in any event not later than 5:00 p.m. on the day on which such transaction was effected.  Each report you make to the Section 16 Officer should include the date of the transaction, quantity, price and broker-dealer through which the transaction was effected.  This reporting requirement may be satisfied by sending (or having your broker send) duplicate confirmations of trades to the Section 16 Officer, provided that such information is received by the Section 16 Officer by 5:00 p.m. on the day on which such transaction was effected.

The foregoing reporting requirement is designed to help monitor compliance with the Special Trading Procedures set forth herein and to enable the Company to help those persons who are subject to reporting obligations under Section 16 of the Securities Exchange Act of 1934, as amended, to comply with these reporting obligations.  Each director and executive officer, however, and not the Company, is personally responsible for ensuring that his or her transactions do not give rise to “short swing” liability under Section 16 and for ensuring that timely reports of his or her transactions in Company securities are filed with the SEC, as required by Section 16.

3.             Prohibition on Short Sales and Purchases, Puts, Calls and Options.

Neither you, your spouse nor any immediate family member sharing your household may sell any securities of the Company that are not owned by such person at the time of the sale (a ”short sale”).  Also, no such person may buy or sell puts, calls or options in respect of any of the Company’s securities at any time.

4.             Compliance with the Company’s Statement of Company Policy on Insider Trading.

Even if you have received pre-clearance and a trading window is currently open, neither you, your spouse nor any member of your immediate family sharing your household may trade in any securities (including options and other derivative securities) of the Company if you or such other person is in possession of material, non-public information about the Company.

Reporting of Violations

If you know or have reason to believe that the Statement, this Policy or the Special Trading Procedures described above have been or are about to be violated, you should bring the actual or potential violation to the attention of the Clearance Officer immediately.

Modifications; Waivers

The Company reserves the right to amend or modify the Statement and this Policy, and the procedures set forth herein, at any time.  Waiver of any provision of this Policy in a specific instance may be authorized in writing by the Clearance Officer (or his designee), and any such waiver shall be reported to the Board of Directors of the Company at its next regularly scheduled meeting.

Questions

If you have any questions regarding the Statement, this Policy or the Special Trading Procedures described above, you are encouraged to contact the Clearance Officer, who may refer the question to the Company’s counsel before responding.

Updated January 24, 2006

EXHIBIT A

AFFILIATED MANAGERS GROUP, INC.

STATEMENT OF COMPANY POLICY

ON

INSIDER TRADING

Introduction

It is illegal for any person, either personally or on behalf of others, to trade in securities on the basis of material, non-public information.  It is also illegal to communicate (or “tip”) material, non-public information to others who may trade in securities on the basis of that information.  These illegal activities are commonly referred to as “insider trading.”

Penalties for insider trading violations include imprisonment for up to 10 years, civil fines of up to three times the profit gained or loss avoided by the trading, and criminal fines of up to $1 million.  There also may be liability to those damaged by the trading.  A company whose employee violates the insider trading prohibitions may be liable for a civil fine of up to the greater of $1 million or three times the profit gained or loss avoided as a result of the employee’s insider trading violation.

This Statement of Company Policy on Insider Trading (the “Statement”) sets forth the policy against insider trading of Affiliated Managers Group, Inc. (the “Company”).  All directors, officers and employees of the Company and all officers and employees of the Company’s subsidiaries and affiliates (collectively, the “Covered Persons”) must comply with this Statement.

The purpose of this Statement is to address the Company’s need for an insider trading policy under the securities laws, including the Insider Trading and Securities Fraud Enforcement Act of 1988, as well as to avoid any situation that could damage the Company’s reputation for integrity and ethical conduct.

Covered Persons are encouraged to ask questions and seek any follow-up information that they may require with respect to the matters set forth in this Statement.  Please direct all questions to John Kingston at 617-747-3300.

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General Statement

The Company’s policy, applicable to all Covered Persons, prohibits trading, and tipping others who may trade, when you know material, non-public information.

What information is material?  All information that a reasonable investor would consider important in deciding whether to buy, sell, or hold securities is considered material.  Information that is likely to affect the price of a company’s securities is almost always material.  Examples of some types of material information are:

•      financial results for the quarter or the year

•      financial forecasts

•      changes in dividends

•      possible mergers, acquisitions, joint ventures and other purchases and sales of companies and investments in companies

•      the gain or loss of important contracts or clients

•      important developments

•      major financing developments

•      major personnel changes

•      major litigation developments

What is non-public information?  Information is considered to be non-public unless it has been effectively disclosed to the public.  Examples of public disclosure include public filings with the Securities and Exchange Commission, company press releases, and, in some cases, meetings with members of the press and the investment community, stockholders and the public. For information to be considered public, it must not only be disclosed publicly, but there also must be adequate time for the market as a whole to digest the information.  Although timing may vary depending upon the circumstances, a good rule of thumb is that information is considered non-public until the third business day after public disclosure.

What transactions are prohibited?  When you know material, non-public information about any company, you, your spouse and members of your immediate family living in your household generally are prohibited from three activities:

•      trading in that company’s securities (including trading in options, puts and calls for that company’s securities or other derivative securities based on that company’s securities);

•      having others trade for you in that company’s securities; and

•      disclosing the information to anyone else who then might trade.

Neither you, nor anyone acting on your behalf, nor anyone who learns the information directly or indirectly from you (including your spouse and family members), can trade.  This prohibition continues whenever and for as long as you know material, non-public information.  The Company reserves the right to preclude securities transfers by any of its employees in its

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discretion, including under circumstances where the proposed transferee may be in possession of material, non-public information.

Although it is most likely that any material, non-public information you might learn would be about the Company or its affiliates or subsidiaries, these prohibitions apply to trading in the securities of any company about which you have material, non-public information which you obtained in the course of your employment with the Company.

Unauthorized Disclosure

As discussed above, the disclosure of material, non-public information to others can lead to significant legal difficulties, fines and punishment.  Therefore, you should not discuss material, non-public information about the Company or its affiliates or subsidiaries with anyone, including other employees, except as required in the performance of your regular duties.

Also, it is important that only specifically designated representatives of the Company discuss the Company and its affiliates and subsidiaries with the news media, securities analysts and investors.  Inquiries of this type received by any employee should be referred to John Kingston at 617-747-3300.

Confidential Information

The Company also has strict policies relating to safeguarding the confidentiality of its internal, proprietary information.  These include procedures regarding identifying, marking and safeguarding confidential information and employee confidentiality agreements.  You are required to comply with these policies at all times.

Trading Restrictions and Reporting

Covered Persons are subject to the Company’s “Policy Regarding Special Trading Procedures” (the “Policy”), which in general restricts the periods in which Covered Persons (and, in some cases, persons who were formerly Covered Persons) may trade in the Company’s securities, requires Covered Persons to receive pre-clearance by an officer of the Company of any proposed trades, requires post-trade reporting by Covered Persons and imposes certain other restrictions.  The Company reserves the right, at any time, to apply the Policy and the restrictions thereunder to additional persons who have or may have access to material, non-public information concerning the Company.

Your failure to observe the policies as described in this Statement could lead to significant legal problems, and could have other serious consequences as well, including the termination of your employment.

Updated January 24, 2006

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ACKNOWLEDGMENT

I have read the Policy Regarding Special Trading Procedures (the “Policy”) and the Statement of Company Policy on Insider Trading (the “Statement”) of Affiliated Managers Group, Inc. (the “Company”).  I understand that, if I am an officer or employee of the Company or an officer or employee of one of its affiliates or subsidiaries, my failure to comply in all respects with the Policy and the Statement, including the Special Trading Procedures set forth in the Policy, is a basis for termination of my employment from the Company or an affiliate or subsidiary, as the case may be.  I further acknowledge and agree that the Policy and the Statement are in addition to, and operate in conjunction with, any other policies of my employer regarding trading.

Name:	Date:

This document states a policy of the Company and is not intended to be regarded as the rendering of legal or other advice.

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